Exhibit 99.1

For Further Information:

Steven Fitzpatrick, Investor Relations

SFitzpatrick@UniversalLogistics.com

Universal Logistics Holdings, Inc. Announces Third Quarter 2017 Earnings Release and Conference Call Dates and Provides Outlook

Warren, MI – October 5, 2017 — Universal Logistics Holdings, Inc. (NASDAQ: ULH) announced today the planned release of third quarter 2017 financial results after the market closes on Thursday, October 26, 2017.

Based on currently available information, Universal expects to report income from operations in the range of $12.0 million to $13.5 million, on total operating revenues anticipated to range from $300 million to $305 million.  This compares to $10.0 million of operating income in the third quarter of 2016 on revenues totaling $271.5 million.  Universal anticipates earnings per diluted share to be in the range of $0.22 to $0.25 for the third quarter of 2017, compared to $0.18 per share in third quarter 2016.

“The third quarter is shaping up to be a good quarter for us,” stated Universal’s Chief Executive Officer, Jeff Rogers. “In addition to another quarter of double-digit revenue growth, our logistics teams did a great job of turning around a few underperforming value-added operations.  Transportation is delivering solid results, and as capacity continues to tighten, I believe we are well positioned to take advantage of the strengthening freight environment.  We are optimistic for the remainder of the year, and very excited about the road ahead.”

Quarterly Earnings Conference Call Dial-in Details

We invite investors and analysts to our quarterly earnings conference call:

Time:	10:00 AM Eastern Time
Date:	Friday, October 27, 2017
Call Toll Free:	(866) 622-0924
International Dial-in:	+1 (660) 422-4956
Conference ID:	92392088

During the call, Jeff Rogers, Chief Executive Officer, Jude Beres, Chief Financial Officer, and Steven Fitzpatrick, Vice President of Finance and Investor Relations, will discuss Universal’s third quarter 2017 financial performance, the demand outlook in our key markets and other trends impacting our business.

A replay of the conference call will be available beginning two hours after the call through November 23, 2017, by calling (855) 859-2056 (toll free) or +1 (404) 537-3406 (toll) and using conference ID 92392088. The call will also be available on investors.universallogistics.com.

About Universal

Universal Logistics Holdings, Inc. is a leading asset-light provider of customized transportation and logistics solutions throughout the United States, and in Mexico, Canada and Colombia.  We provide our customers with supply chain solutions that can be scaled to meet their changing demands and volumes.  We offer our customers a broad array of services across their entire supply chain, including truckload, brokerage, dedicated, intermodal, and value-added services.

Forward Looking Statements

Some of the statements contained in this press release might be considered forward-looking statements. These statements identify prospective information. Forward-looking statements can be identified by words such as: “expect,” “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “future,” “likely,” “may,” “should” and similar references to future periods. Forward-looking statements are based on information available at the time and/or management’s good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Examples of forward-looking statements include, among others, statements we make regarding guidance relating to income from operations, total operating revenues, and earnings per diluted share. These forward-looking statements are subject to a number of factors that may cause actual results to differ materially from the expectations described. Additional information about the factors that may adversely affect these forward-looking statements is contained in the Company’s reports and filings with the Securities and Exchange Commission. The Company assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information except to the extent required by applicable securities laws.